September 26, 2003

Paradigm Value Fund

Supplement to Prospectus

Dated January 1, 2003

In compliance with the recently implemented USA Patriot Act of 2001, all mutual funds are required to obtain, verify, and record information that identifies each person (including a joint account holder, trustee, custodian, executor, corporate officer, etc.) who opens an account. These procedures are designed to prevent crimes that finance unlawful operations against the United States and its citizens. Therefore, effective September 26, 2003 the Paradigm Value Fund is supplementing its prospectus dated January 1, 2003 to incorporate the following information:

Customer Identification Program

IMPORTANT INFORMATION ABOUT

PROCEDURES FOR OPENING A NEW ACCOUNT

To help our government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.  This means that, when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you.  We may also ask for identifying documents, and may take additional steps to verify your identity.  We may not be able to open an account or complete a transaction for you until we are able to verify your identity.

This supplement, and the Prospectus dated January 1, 2003, provide the information a prospective investor ought to know before investing and should be retained for future reference. A Statement of Additional Information has been filed with the Securities and Exchange Commission dated January 1, 2003, which is incorporated herein by reference and can be obtained without charge by calling the Fund at 1-877-59-FUNDS.